Exhibit 99.1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., etal. (1)	CASE NUMBER:	09-17787

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended October 31, 2009

Accounting Method:      ☒Accrual Basis          ☐Cash Basis

                                                     THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☐	☒	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts (See Exhibit A)

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes	No
Please answer the questions below:

1. Is the business still operating?	X

2. Were any assets (other than inventory) sold this month?		X

3. Were all employees timely paid this month?	X

4. Are all insurance policies and operating licenses current and in effect?	X

5. Did you open any new bank accounts this month?	X		(2)

6. Did you deposit all receipts into your DIP account this month?	X

7. Have all taxes been timely paid (payroll, sales, etc.)?	X

8. Are you current on U.S. Trustee quarterly fees payments?	X

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief. (1)

Executed on:	11/19/2009	Print Name:	Joel I. Sher

		Signature:	/s/ Joel I. Sher

		Title:	Chapter 11 Trustee

(1)	Includes the following Debtors: TMST, Inc. f/k/a Thornburg Mortgage, Inc. (Case No. 09-17787), TMST Home Loans, Inc. f/k/a Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), TMST Hedging Strategies, Inc. f/k/a Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and TMST Acquisition Subsidiary, Inc. f/k/a Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.
(2)	On October 30, 2009 the Chapter 11 Trustee opened a new bank account at New Mexico Bank & Trust for Interested Bidders in the Whole Loan Sale process to submit deposits. There was no activity in the account during the month of October and it is not included in the Cash Balance Summary or Exhibit A.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (1)

For Period:     10/1/2009     to     10/31/2009

CASH FLOW SUMMARY	Current Month		Accumulated

1. Beginning Cash Balance	$23,264,521	(2)	$16,847,967	(2)

2. Cash Receipts
Operations	2,321,442		14,691,811
Sale of Assets	—		—
Loans/advances	—		—
Other	1,002	(3)	437,681

Total Cash Receipts	$2,322,444		$15,129,492

3. Cash Disbursements
Operations	1,498,652		4,727,968
Debt Service/Secured loan payment	—		—
Professional fees/U.S. Trustee fees	14,300		3,175,478
Other	—		—

Total Cash Disbursements	$1,512,952		$7,903,446

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	809,492		7,226,046

5 Ending Cash Balance (to Form 2-C)	$24,074,013	(4)	$24,074,013	(4)

CASH BALANCE SUMMARY		Bank Balance	Deposits In Transit	Outstanding Checks	Book Balance
Account Name/Number	Institution

xxxxxxx2822	New Mexico Bank & Trust	$23,601,575	$—	$47,783	$23,553,792
xxxxxxx0805	J.P. Morgan	118,194	—	—	118,194
xxxxxxx1807	New Mexico Bank & Trust	5,510	—	—	5,510
xxxxxxx2954	New Mexico Bank & Trust	260,579	—	225	260,354
xxxxxxx2989	New Mexico Bank & Trust	35,177	—	—	35,177
xxxxxxx5856	New Mexico Bank & Trust	99,984	—	—	99,984
xxxxxxx9638	The Bank of New York Mellon	1,002	—		1,002
xxxxxxx9639	The Bank of New York Mellon (5)	—	—	—	—

TOTAL		$24,122,021	$—	$48,008	$24,074,013	(4)

(must agree with Ending Cash Balance above)
Restricted Cash
xxxxxxx212	Century Trust, LLP (5)	$—	$—	$—	$—

(1)	The term “cash” as used herein includes all forms of currency (e.g., checks, cash, money orders, etc.)
(2)	Accumulated beginning cash balance is the cash available at the commencement of the case.

Current month beginning cash balance equals the previous month’s ending balance.

(3)	Voided outstanding transaction.
(4)	Current Month, Accumulated, and Book cash balances should be the same.
(5)	Because these accounts have no balances and no activity, the Debtors do not currently receive monthly statements. As a result, no documentation for these accounts is included in Exhibit A.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:     10/1/2009     to     10/31/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822

(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
10/1/2009	6954	TMST Employee	Payroll	$139
10/1/2009	6955	TMST Employee	Payroll	1,973
10/1/2009	6956	TMST Employee	Payroll	519
10/1/2009	6957	TMST Employee	Payroll	593
10/1/2009	6958	TMST Employee	Payroll	33
10/1/2009	6959	TMST Employee	Payroll	1,039
10/1/2009	6960	TMST Employee	Payroll	116
10/1/2009	6961	TMST Employee	Payroll	3,094
10/1/2009	6962	TMST Employee	Payroll	550
10/1/2009	6963	TMST Employee	Payroll	54
10/1/2009	6964	TMST Employee	Payroll	18
10/1/2009	6965	TMST Employee	Payroll	2,298
10/1/2009	6966	TMST Employee	Payroll	1,246
10/1/2009	6967	TMST Employee	Payroll	439
10/1/2009	6968	TMST Employee	Payroll	47
10/1/2009	6969	TMST Employee	Payroll	1,936
10/1/2009	6970	TMST Employee	Payroll	994
10/1/2009	6971	TMST Employee	Payroll	559
10/1/2009	6972	TMST Employee	Payroll	345
10/1/2009	6973	TMST Employee	Payroll	1,059
10/1/2009	6974	TMST Employee	Payroll	680
10/1/2009	6975	TMST Employee	Payroll	731
10/1/2009	6976	TMST Employee	Payroll	715
10/1/2009	Bank Fee	New Mexico Bank&Trust	Wire fee	21
10/1/2009	Wire	ADP Financial Services	Payroll taxes 09/30	34,109
10/1/2009	2352	TMST Employee	Payroll	37,106
10/5/2009	6985	TMST Employee	Personal expense reimbursement	69
10/5/2009	6986	TMST Employee	Payroll (Replace lost check)	5,411
10/5/2009	6987	TMST Employee	Personal expense reimbursement	66
10/5/2009	6988	NM Regulation Commission	Payroll Taxes	138
10/5/2009	6989	Thornburg Investment Management	Postage	213
10/9/2009	6991	Iron Mountain	Document Storage	2,336
10/9/2009	6992	U.S. Trustee	BK court fees	13,650
10/9/2009	6993	RR Donnelley Receivables, Inc	EDGAR Filings	2,074
10/9/2009	6994	TMST Employee	Personal expense reimbursement	40
10/9/2009	6995	TMST Employee	Personal expense reimbursement	769
10/9/2009	6996	TMST Employee	Payroll	1,808
10/9/2009	6997	FedEx	Shipping	130
10/13/2009	Wire	ADP Financial Services	Payroll - Direct deposits	45,589
10/13/2009	Bank Fee	New Mexico Bank&Trust	Wire fee	21
10/15/2009	Wire	ADP Financial Services	Payroll taxes 10/15	50,164
10/15/2009	Bank Fee	New Mexico Bank&Trust	Wire fee	21
10/15/2009	2353	TMST Employee	Payroll	18,609
10/15/2009	2354	TMST Employee	Payroll	3,412
10/15/2009	2355	TMST Employee	Payroll	5,975
10/15/2009	2356	TMST Employee	Payroll	1,458
10/15/2009	2357	TMST Employee	Payroll	3,340
10/15/2009	2358	TMST Employee	Payroll	2,232
10/15/2009	2359	TMST Employee	Payroll	1,770
10/15/2009	2360	TMST Employee	Payroll	1,931
10/15/2009	2361	TMST Employee	Payroll	1,286
10/16/2009	Wire	Cenlar	Servicing Advance	1,160,228
10/16/2009	Bank Fee	New Mexico Bank&Trust	Wire fee	21
10/19/2009	6998	TMST Employee	Payroll	1,215
10/27/2009	Bank Fee	New Mexico Bank&Trust	Wire fee	21
10/27/2009	Wire	ADP Financial Services	Payroll taxes 10/30	23,577
10/28/2009	Wire	ADP Financial Services	Payroll - Direct deposits	36,452
10/28/2009	Bank Fee	New Mexico Bank&Trust	Wire fee	21
10/30/2009	2362	TMST Employee	Payroll	4,164
10/30/2009	2363	TMST Employee	Payroll	4,046
10/30/2009	2364	TMST Employee	Payroll	2,107
10/30/2009	2365	TMST Employee	Payroll	3,686
10/30/2009	2366	TMST Employee	Payroll	1,998

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:     10/1/2009     to     10/31/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822

(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
10/30/2009	2367	TMST Employee	Payroll	679
10/30/2009	6999	TMST Employee	Payroll	19,892

		Total Cash Disbursements		$1,511,029	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     10/1/2009     to     10/31/2009

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2822

(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
10/5/2009	Cenlar	Investor Z43 P&I Remittance Sept 2009	$4,459
10/5/2009	Cenlar	Investor P43 P&I Remittance Sept 2009	85,420
10/6/2009	Cenlar	Cenlar Subservicing Bill Sept 2009	698,663
10/7/2009	KPMG LLP	Refund retainer balance	303,811
10/7/2009	KPMG LLP	Refund retainer balance	6,011
10/20/2009	Cenlar	Servicing Advance	1,160,228
10/21/2009	LBNA as Trustee for Thornburg Mortgage	Whole Loan P&I Remittance Sept 2009	53,213
10/23/2009	Wells Fargo Bank	Credit Risk Advisor Fee	1,211
10/26/2009	Wells Fargo Bank	Reinvestment Income	324
10/26/2009	Wells Fargo Bank	Credit Risk Advisor Fee	532
10/27/2009	Deutsche Bank	Reinvestment Income	19

	Total Cash Receipts		$2,313,891	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:     10/1/2009     to     10/31/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2954

(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
10/5/2009	15422	FedEX	Shipping	$387
10/5/2009	15423	TMST Employee	Personal expense reimbursement	50
10/9/2009	15424	FedEX	Shipping	287
10/9/2009	15425	U.S. Trustee	BK court fees	650

		Total Cash Disbursements		$1,374	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     10/1/2009     to     10/31/2009

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2954

(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
10/22/2009	State of Louisiana	Business Tax Refund	$3,678
10/22/2009	Aon Risk Services Inc of NM	Refund for cancelled bonds	1,221
10/29/2009	State of Wyoming	Refund SUI	82
10/29/2009	State of Massachusetts	Refund Tax Extension	44

	Total Cash Receipts		$5,025	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     10/1/2009     to     10/31/2009

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0805

(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
10/23/2009	Bank of America (Countrywide)	Credit Risk Advisor Fee	$689
10/26/2009	US Bank	Trust Wire	790
10/26/2009	Citibank	Corporate Trust Fed Wire	1,045

	Total Cash Receipts		$2,524	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:     10/1/2009     to     10/31/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2989

(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
10/9/2009	ACH	ADP Financial Services	Payroll processing	$244
10/16/2009	ACH	ADP Financial Services	Payroll processing	203
10/23/2009	ACH	ADP Financial Services	Payroll processing	101

		Total Cash Disbursements		$549	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     10/1/2009     to     10/31/2009

CASH RECEIPTS DETAIL	Account No:	xxxxxxx1807

(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
10/31/2009	New Mexico Bank & Trust	Interest Paid	$2

		Total Cash Receipts	$2	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:     October 31, 2009

		Current Month	Petition Date (1)
ASSETS
Current Assets:
Cash and Cash Equivalents (from Form 2-B)		$24,074,013	$16,848,967
Accounts Receivable (from Form 2-E)		12,871,417	9,403,326
Receivable from Officers, Employees, Affiliates (2)		—	—
Inventory		—	—
Other Current Assets (List):	Prepaid expenses & retainers	3,875,636	5,742,624

	Accrued interest receivable	30,820	47,878

Total Current Assets		40,851,886	32,042,795

Fixed Assets:
Land		—	—
Building		—	—
Equipment, Furniture and Fixtures		1,201,340	1,201,340

Total Fixed Assets		1,201,340	1,201,340

Less: Accumulated Depreciation		733,579	533,109

Net Fixed Assets		467,761	668,231

Other Assets (List):	Restricted cash	—	201,432,689

	Mortgage servicing rights	78,516,102	87,104,385

	Investment in subsidiaries	23,502,696	21,244,747

	Loans held for sale	8,324,813	8,359,404

	Deposits	3,605,000	300,000

TOTAL ASSETS		$155,268,258	$351,152,251

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$458,513	$—
Post-petition Accrued Professional Fees (from Form 2-E)		5,015,323	—
Post-petition Taxes Payable (from Form 2-E)		—	—
Post-petition Notes Payable		—	—
Other Post-petition Payable(List):	Contingent obligations (3)	2,289,516	—

Total Post Petition Liabilities		7,763,352	—

Pre Petition Liabilities:
Secured Debt		—	—
Priority Debt		—	—
Unsecured Debt		3,460,432,623	3,664,896,742

Total Pre Petition Liabilities		3,460,432,623	3,664,896,742

TOTAL LIABILITIES		3,468,195,975	3,664,896,742

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity		3,640,741,359	3,640,741,359
Retained Earnings - Prepetition (4)		(6,954,485,849)	(6,954,485,849)
Retained Earnings - Post-petition		816,773	—

TOTAL OWNERS’ EQUITY		(3,312,927,717)	(3,313,744,490)

TOTAL LIABILITIES AND OWNERS’ EQUITY		$155,268,258	$351,152,251

(1)	Petition date values are taken from the Debtors’ balance sheet as of the petition date or are the values listed on the Debtors’ schedules.
(2)	TMST, Inc. has requested reimbursement from SAF for damages incurred. No receivable has been recorded pending resolution with SAF.
(3)	Includes cash payments received that will require bankruptcy court ruling to resolve ownership issues.
(4)	Change in Prepetition Retained Earnings of ($425,927) is due to a prior period adjustment for April expenses.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

For Period From:     October 1, 2009     to     October 31, 2009

	Current Month	Accumulated Total (1)
Operating Revenue
Interest income	$42,737	$5,304,664
Mortgage servicing income	2,184,482	13,417,375

Net Operating Revenue	2,227,219	18,722,039

Total interest expense / (benefit) (2)	—	(1,195,076)

Gross Profit	2,227,219	19,917,115

Operating Expenses
Officer Compensation	127,499	895,390
Selling, General and Administrative	1,735,563	16,039,699
Rents and Leases	21,017	518,262
Depreciation, Depletion and Amortization	33,412	200,472
Other (list):	—	—
	—	—

Total Operating Expenses	1,917,491	17,653,823

Operating Income / (Loss)	309,728	2,263,292

Non-Operating Income / (Expenses)
Gains / (Losses) on Liquidation of Assets	—	—
Earnings from subsidiaries	263,968	2,257,949
Other Non-Operating Income (3)	—	3,940,558

Net Non-Operating Income / (Expenses)	263,968	6,198,507

Reorganization Expenses
Legal and Professional Fees	1,547,325	7,543,829
Other Reorganization Expense	12,234	101,197

Total Reorganization Expenses	1,559,559	7,645,026

Net Income / (Loss) Before Income Taxes	(985,863)	816,773

Federal and State Income Tax Expense / (Benefit)	—	—

NET INCOME / (LOSS)	$(985,863)	$816,773

(1)	Accumulated Totals include all revenue and expenses since the petition date.
(2)	Accumulated total reflects amortization of derivatives.
(3)	Accumulated total includes a $3.9 million gain on cancellation of auction swaps agreements by CSFB and RBS as reported in each entity’s respective bankruptcy claim filings.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:     October 1, 2009     to     October 31, 2009

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld
Federal	18,777	$—	$18,777	10/1/2009	Wire	$—
		25,007	25,007	10/15/2009	Wire	—
		10,597	10,597	10/27/2009	Wire	—

State	3,157	—	3,157	10/1/2009	Wire	—
		5,173	5,173	10/15/2009	Wire	—
		2,645	2,645	10/27/2009	Wire	—

FICA Tax Withheld	5,812	—	5,812	10/1/2009	Wire	—
		9,887	9,887	10/15/2009	Wire	—
		5,062	5,062	10/27/2009	Wire	—

Employer’s FICA Tax	5,812	—	5,812	10/1/2009	Wire	—
		9,887	9,887	10/15/2009	Wire	—
		5,062	5,062	10/27/2009	Wire	—

Unemployment Tax
Federal	67	—	67	10/1/2009	Wire	—
		—	—	10/15/2009	Wire	—
		—	—	10/27/2009	Wire	—

State	484	—	484	10/1/2009	Wire	—
		210	210	10/15/2009	Wire	—
		212	212	10/27/2009	Wire	—

Sales, Use & Excise Taxes	—	—	—			—

Property Taxes	—	—	—			—

Accrued Income Tax
Federal	—	—	—			—
State	—	—	—			—

TOTALS	$34,109	$73,741	$107,850			$—

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premiums Paid Through
Workers’ Compensation	Hartford Casualty Ins. Company	$1,000,000/incident	7/1/2010	7/1/2010
General Liability	The Cincinnati Insurance Co.	$1,000,000/incident	8/11/2010	8/11/2010
Property (Fire, Theft)	N/A
Vehicle	N/A
Employment Practices Liability	Lexington Insurance Company	3,000,000	3/17/2010	3/17/2010
Directors & Officers (Excess)	XL Specialty Insurance Co.	15,000,000	5/1/2010	5/1/2010
Directors & Officers (Primary)	U.S. Specialty Insurance Company	15,000,000	5/1/2010	5/1/2010
Trustee Surety Bond	Liberty Mutual Insurance Company	25,000,000	10/28/2010	10/28/2010

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 10/1/2009 to 10/31/2009

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable		Post Petition Accounts Payable

Under 30 days	$1,951,213	(1)	$1,437,111	(2)
30 to 60 days	46		1,917,918
61 to 90 days	147		1,217,512
91 to 120 days	—		329,111
Over 120 days	—		572,185
Unavailable	6,446,973	(3)

Total Post Petition	8,398,379

Pre Petition Amounts	4,473,038	(3)

Total Accounts Receivable	12,871,417

Less: Bad Debt Reserve	—

Net Accounts Receivable (to Form 2-C)	$12,871,417

	Total Post Petition Accounts Payable		$5,473,836

(1)	See Exhibit B for Accounts Receivable Aging
(2)	See Exhibit C for Accounts Payable Aging
(3)	Includes escrow and other non-P&I advances receivable from in excess of 3,300 mortgage holders. Aging information is not available.

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

		Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due * (1)
Debtor’s Counsel		$1,735,000	$380,000	$—		$1,767,979
Debtor’s Special Counsel (2)		310,304	—	—		449,718
Debtor’s Financial Advisor		250,000	300,000	—		1,179,956
Creditors’ Committee’s Counsel		100,000	302,000	—		1,005,165
Unsecured Creditors’ Financial Advisor		—	155,000	—		551,456
Trustee’s Counsel		—	—	—		—
Other:	U.S. Trustee	—	—	14,300		—

Other:	Claims Agent	—	30,000	—		61,049

Total		$2,395,304	$1,167,000	$14,300		$5,015,323

*	Balance due to include fees and expenses incurred but not yet paid.
(1)	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received.
(2)	Orrick, Herrington & Sutcliffe LLP is no longer Debtors’ Special Counsel.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 10/1/2009 to 10/31/2009

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
Anne-Drue Miller Anderson (1)	President, Treasurer	Wages	$127,499

** List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

(1) Ms. Anderson was paid for September services in the amount of $62,499 on October 1, 2009. Accrued wages of $60,000 reported on September MOR was based on an estimate.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended: October 31, 2009

QUARTERLY DISBURSEMENT CALCULATION

		TMST, Inc., et al.
1.	Disbursements made in calendar quarter
	October 2009	$1,512,952
	November 2009	—
	December 2009	—

	Quarterly Total	$1,512,952

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calander quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Exhibit B

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Accounts Receivable

As of October 31, 2009

Post Petition	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Unavailable
Reimbursement Simmons_FedEx (1)	8/7/2009	$98	$—	$—	$98	$—	$—	$—
Reimbursement Simmons_FedEx (1)	8/14/2009	49	—	—	49	—	—	—
Reimbursement Simmons_FedEx (1)	9/11/2009	46	—	46	—	—	—	—
Adfitech, Estimated Professional Fees	10/22/2009	410,791	410,791	—	—	—	—	—
Thornburg Mortgage Advisory Co	10/15/2009	342,075	342,075	—	—	—	—	—
Cenlar, October 09 Servicing	10/31/2009	1,198,347	1,198,347	—	—	—	—	—
Borrower Escrow Advance Balance (2)	Various	5,376,835	—	—	—	—	—	5,376,835
Borrower Corporate Advance Balance (2)	Various	1,065,074	—	—	—	—	—	1,065,074
Borrower Inspection Fees (2)	Various	5,063	—	—	—	—	—	5,063

Total Post Petition Accounts Receivable		$8,398,379	$1,951,213	$46	$147	$—	$—	$6,446,973

Pre Petition	Date	Amount
Adfitech	3/25/2009	$1,000
Thomas G. Ennis, Premium Recapture	4/30/2009	6,888
Borrower Escrow Advance Balance (2)	Various	3,896,139
Borrower Corporate Advance Balance (2)	Various	531,799
Borrower 3rd Party Advance Balance (2)	Various	14,067
Borrower Inspection Fees (2)	Various	23,145

Total Pre Petition Accounts Receivable		$4,473,038

(1)	Employee expenses appear to have been for personal matters.
(2)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of October 31, 2009

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
MIDCON Data Services LLC	05/01/09	2,341					2,341
5/15/09 Payroll due TMAC	05/15/09	40,290	—	—	—	—	40,290
J.H. Cohn LLP	05/31/09	32,673	—	—	—	—	32,673
Orrick,Herrington & Sutcliffe LLP	05/31/09	21,469	—	—	—	—	21,469
Protiviti, Inc.	05/31/09	54,694	—	—	—	—	54,694
Quinn Emanuel Urquhart Oliver & Hedges	05/31/09	60,021	—	—	—	—	60,021
Tydings & Rosenberg LLP	05/31/09	4,172	—	—	—	—	4,172
Venable LLP	05/31/09	78,950	—	—	—	—	78,950
MIDCON Data Services LLC	06/01/09	2,059	—	—	—	—	2,059
Atkinson & Thal, P.C.	06/08/09	118	—	—	—	—	118
Wilmington Trust Company	06/26/09	3,000	—	—	—	—	3,000
Wilmington Trust Company	06/29/09	4,000	—	—	—	—	4,000
J.H. Cohn LLP	06/30/09	32,707	—	—	—	—	32,707
Orrick,Herrington & Sutcliffe LLP	06/30/09	19,410	—	—	—	—	19,410
Protiviti, Inc.	06/30/09	74,319	—	—	—	—	74,319
Quinn Emanuel Urquhart Oliver & Hedges	06/30/09	64,284	—	—	—	—	64,284
Tydings & Rosenberg LLP	06/30/09	3,648	—	—	—	—	3,648
Venable LLP	06/30/09	67,958	—	—	—	—	67,958
Palmer, Lombardi & Donohue LLP	06/30/09	297	—	—	—	—	297
Thompson, Hickey, Cunningham, Clow, & April	06/30/09	29	—	—	—	—	29
Thompson, Hickey, Cunningham, Clow, & April	06/30/09	3,669	—	—	—	—	3,669
MIDCON Data Services LLC	07/01/09	2,077	—	—	—	—	2,077
Verizon	07/20/09	(264)	—	—	—	(264)	—
J.H. Cohn LLP	07/31/09	29,290	—	—	—	29,290	—
Orrick,Herrington & Sutcliffe LLP	07/31/09	127,078	—	—	—	127,078	—
Protiviti, Inc.	07/31/09	30,028	—	—	—	30,028	—
Quinn Emanuel Urquhart Oliver & Hedges	07/31/09	46,960	—	—	—	46,960	—
Tydings & Rosenberg LLP	07/31/09	2,739	—	—	—	2,739	—
Venable LLP	07/31/09	53,704	—	—	—	53,704	—
MIDCON Data Services LLC	08/01/09	2,059	—	—	—	2,059	—
Rubin Katz Law firm	08/07/09	1,233	—	—	1,233	—	—
CT Corporation System	08/24/09	14	—	—	14	—	—
J.H. Cohn LLP	08/31/09	145,906	—	—	145,906	—	—
Orrick,Herrington & Sutcliffe LLP	08/31/09	281,761	—	—	281,761	—	—
Protiviti, Inc.	08/31/09	139,866	—	—	139,866	—	—
Quinn Emanuel Urquhart Oliver & Hedges	08/31/09	196,259	—	—	196,259	—	—
Tydings & Rosenberg LLP	08/31/09	23,601	—	—	23,601	—	—

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of October 31, 2009

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Venable LLP	08/31/09	428,872	—	—	428,872	—	—
Maryland Dept of Assessments	09/01/09	300	—	300	—	—	—
MIDCON Data Services LLC	09/01/09	2,059	—	2,059	—	—	—
Rubin Katz Law firm	09/08/09	436	—	436	—	—	—
Pepper Hamilton LLP	09/10/09	11,729	—	11,729	—	—	—
Pepper Hamilton LLP	09/10/09	2,272	—	2,272	—	—	—
Pepper Hamilton LLP	09/10/09	21,141	—	21,141	—	—	—
Pepper Hamilton LLP	09/10/09	20,303	—	20,303	—	—	—
Pepper Hamilton LLP	09/10/09	21,819	—	21,819	—	—	—
The Bank of New York Mellon	09/16/09	3	—	3	—	—	—
O’Melveny & Myers, LLP	09/28/09	13,628	—	13,628	—	—	—
J.H. Cohn LLP	09/30/09	155,881	—	155,881	—	—	—
Protiviti, Inc.	09/30/09	581,049	—	581,049	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	09/30/09	269,480	—	269,480	—	—	—
Tydings & Rosenberg LLP	09/30/09	32,001	—	32,001	—	—	—
Iron Mountain Information Management	09/30/09	624	—	624	—	—	—
Iron Mountain Information Management	09/30/09	3,241	—	3,241	—	—	—
Thornburg Mortgage Advisory Co	09/30/09	8,400	—	8,400	—	—	—
Venable LLP	09/30/09	758,495	—	758,495	—	—	—
American Stock Transfer & Trust	10/01/09	5,500	—	5,500	—	—	—
MIDCON Data Services LLC	10/01/09	2,059	—	2,059	—	—	—
The Carlisle Group, Inc.	10/01/09	7,500	—	7,500	—	—	—
Epiq Bankruptcy Solutions, LLC	10/09/09	31,049	31,049	—	—	—	—
FedEX	10/09/09	393	393	—	—	—	—
CSC	10/10/09	582	582	—	—	—	—
CSC	10/10/09	291	291	—	—	—	—
TMST Employee (Expense reimbursement)	10/12/09	1,910	1,910	—	—	—	—
Commonwealtrh of Massachusetts	10/13/09	125	125	—	—	—	—
Robert Half Finance & Accounting	10/13/09	1,454	1,454	—	—	—	—
Robert Half Finance & Accounting	10/13/09	3,089	3,089	—	—	—	—
J and J Technical Services, Inc.	10/15/09	3,758	3,758	—	—	—	—
Thornburg Mortgage Advisory Co	10/15/09	29,657	29,657	—	—	—	—
FedEX	10/16/09	324	324	—	—	—	—
RR Donnelley Receivables, Inc	10/16/09	816	816	—	—	—	—
SICORP, Inc.	10/16/09	5,140	5,140	—	—	—	—
TMST Employee (Expense reimbursement)	10/16/09	12	12	—	—	—	—
Pepper Hamilton LLP	10/19/09	6,623	6,623	—	—	—	—
Pepper Hamilton LLP	10/19/09	3,289	3,289	—	—	—	—

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of October 31, 2009

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Pepper Hamilton LLP	10/19/09	6,953	6,953	-	-	-	-
Pepper Hamilton LLP	10/19/09	2,989	2,989	—	—	—	—
Pepper Hamilton LLP	10/19/09	6,304	6,304	—	—	—	—
TMST Employee (Expense reimbursement)	10/19/09	1,087	1,087	—	—	—	—
Louisiana Dept of Revenue	10/20/09	25	25	—	—	—	—
Robert Half Finance & Accounting	10/20/09	2,725	2,725	—	—	—	—
South Dakota Secretary of State	10/20/09	50	50	—	—	—	—
TMST Employee (Expense reimbursement)	10/20/09	3,311	3,311	—	—	—	—
Pandesa Corporation	10/22/09	1,350	1,350	—	—	—	—
FedEX	10/23/09	351	351	—	—	—	—
TMST Employee (Expense reimbursement)	10/23/09	1,985	1,985	—	—	—	—
TMST Employee (Expense reimbursement)	10/23/09	291	291	—	—	—	—
RR Donnelley Receivables, Inc	10/28/09	2,883	2,883	—	—	—	—
Russel-Massey and Company	10/28/09	62,500	62,500	—	—	—	—
TMST Employee (Expense reimbursement)	10/28/09	206	206	—	—	—	—
TMST Employee (Expense reimbursement)	10/28/09	634	634	—	—	—	—
FedEX	10/30/09	249	249	—	—	—	—
Epiq Bankruptcy Solutions, LLC	10/31/09	30,000	30,000	—	—	—	—
J.H. Cohn LLP	10/31/09	155,000	155,000	—	—	—	—
Protiviti, Inc.	10/31/09	300,000	300,000	—	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	10/31/09	270,000	270,000	—	—	—	—
Tydings & Rosenberg LLP	10/31/09	32,000	32,000	—	—	—	—
Venable LLP	10/31/09	380,000	380,000	—	—	—	—
Payroll Accrual	10/31/09	79,529	79,529	—	—	—	—
Thornburg Mortgage Advisory Co	10/31/09	6,460	6,460	—	—	—	—
RR Donnelley Receivables, Inc	10/31/09	606	606	—	—	—	—
RR Donnelley Receivables, Inc	10/31/09	1,112	1,112	—	—	—	—

		5,436,319	1,437,111	1,917,918	1,217,512	291,593	572,185

Potential obligations - Invoices under review	07/31/09	37,518	—	—	—	37,518	—

Post Petition Accounts Payable		$5,473,836	$1,437,111	$1,917,918	$1,217,512	$329,111	$572,185

NOTE: Includes estimates for amounts that may be due to ordinary course professionals for which an invoice for services had not been received.